United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 10, 2002



                 SUB SURFACE WASTE MANAGEMENT OF DELAWARE, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


               33-3378-D                               51-0401125
       (Commission File Number)             (IRS Employer Identification No.)

           5922-B Farnsworth Court, Carlsbad, California          92008
             (Address of principal executive offices)           (Zip Code)

                                 (760) 918-1860
              (Registrant's telephone number, including area code)

                             COVINGHAM CAPITAL CORP.
                         (Former name of the Registrant)


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ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     On December 13, 2002, the Registrant and the stockholders (the "SSWM Stockholders") of Sub Surface Waste Management, Inc., a Nevada corporation ("SSWM"), and the holders of options (the "SSWM Option Holders") to purchase the Series A Preferred Stock of SSWM, par value $0.001 per share (the "SSWM
Preferred Stock Options"), executed that certain Capital Stock Exchange Agreement (the "Agreement"). Upon the terms and conditions set forth in the Agreement, the SSWM Stockholders shall exchange, sell, assign, and transfer to the Registrant at the closing of the Agreement (the "Closing"), free and clear of all liens and encumbrances, and the Registrant, upon the basis of the covenants, warranties and representations of the SSWM Stockholders set forth therein, shall accept from the SSWM Stockholders at the Closing, 10,744,000 shares of the SSWM Common Stock, and 5,360,000 shares of the SSWM Preferred Stock owned by the SSWM Stockholders (collectively, the "SSWM Stock"). In reliance on the representations and warranties of the SSWM Stockholders, and in full consideration therefor, the Registrant shall deliver to the SSWM Stockholders, in exchange for the SSWM Stock, at the Closing 10,744,000 shares of the Registrant Common Stock, and 5,360,000 shares of the Registrant Preferred Stock.

     In addition, upon the terms and conditions set forth in the Agreement, the SSWM Option Holders shall exchange, sell, assign, and transfer to the Registrant at the Closing, free and clear of all liens and encumbrances, and the Registrant, upon the basis of the covenants, warranties and representations of the SSWM Option Holders set forth therein, shall accept from the SSWM Option Holders at the Closing the SSWM Preferred Stock Options. In reliance on the representations and warranties of the SSWM Option Holders, and in full consideration therefor, the Registrant shall deliver to the SSWM Option Holders, in exchange for the SSWM Preferred Stock Options, at the Closing Preferred Stock Options of the Registrant.

     The Agreement closed on December 23, 2002.

ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

     On December 10, 2002, the stockholders of the Registrant approved amendments to the Certificate of Incorporation. The principal changes to the Certificate of Incorporation were that the Registered changed its name to Sub Surface Waste Management of Delaware, Inc. and is now authorized to issue 300,000,000 shares of common stock, par value $0.001 per share, and 50,000,000 shares of preferred stock, par value $0.001 per share.

     Due to the Capital Stock Exchange Agreement referred to in Item 2 above, the Registrant is no longer a "blank check" company. Consequently, its SIC number is now 8711.

     On December 16, 2002, Robert C. Brehm resigned as President of the Registrant. On that same date Bruce S. Beattie was elected as President and Chief Executive Officer of the Registrant.


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ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)  Financial  Statements.
          ----------------------

          None. Financial statements with respect to SSWM will be filed within the time permitted by the regulations of the Securities and Exchange Commission, inasmuch as such financial statements have not been completed as of the date hereof.

     (b)  Exhibits.
          --------

          The  following  exhibits  are  filed  herewith:

          Exhibit  3.1.  Amended and Restated Certificate of Incorporation filed
          ------------
          December 16, 2002.

          Exhibit  10.1.  Capital  Stock  Exchange  and  Agreement  between  the
          -------------
          Registrant and the stockholders and option holders of Sub Surface Waste Management, Inc., a Nevada corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 27, 2002.

                                           SUB SURFACE WASTE MANAGEMENT
                                           OF  DELAWARE,  INC.


                                           By /s/  Bruce  S.  Beattie
                                             -----------------------------------
                                             Bruce S. Beattie, President and CEO


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